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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 1, 1999

                          SKYTEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         0-17316                   64-0518209
(State or Other                 (Commission File              (IRS Employer
Jurisdiction of                      Number)             (Identification Number)
 Incorporation)

                     200 South Lamar Street, SkyTel Centre
                           Jackson, Mississippi 39201
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 944-1300

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On October 1, 1999 MCI WORLDCOM, Inc., a Georgia corporation ("MCI WorldCom"), acquired SkyTel Communications, Inc., a Delaware corporation ("SkyTel"), pursuant to the merger (the "SkyTel Merger") of SkyTel with and into Empire Merger Inc. ("Acquisition Subsidiary"), a wholly owned subsidiary of MCI WorldCom. Upon consummation of the SkyTel Merger, Acquisition Subsidiary was renamed SkyTel Communications, Inc. which became a wholly owned subsidiary of MCI WorldCom. The SkyTel Merger was effected pursuant to an Agreement and Plan of Merger dated as of May 28, 1999 by and among MCI WorldCom, SkyTel and Acquisition Subsidiary (the "SkyTel Merger Agreement").

     As a result of the SkyTel Merger, each share of SkyTel common stock was converted into the right to receive 0.2566 shares of MCI WorldCom common stock. Holders of SkyTel's $2.25 Cumulative Convertible Exchangeable Preferred Stock (the "SkyTel Preferred Stock") are entitled to receive one share of MCI WorldCom Series C $2.25 Cumulative Convertible Exchangeable Preferred Stock. The MCI WorldCom preferred stock will be convertible into MCI WorldCom common stock on a basis that gives effect to the exchange ratio in the SkyTel Merger and otherwise has the same terms as SkyTel's Preferred Stock.

     Upon effectiveness of the SkyTel Merger, the then outstanding and unexercised options and warrants exercisable for shares of SkyTel common stock were converted into options and warrants, respectively, exercisable for shares of MCI WorldCom common stock having the same terms and conditions as the SkyTel options and warrants, except that the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 0.2566.

     The basic terms of the SkyTel Merger, and the relationships between MCI WorldCom and SkyTel were described in the proxy statement/prospectus dated August 26, 1999 filed in connection with MCI WorldCom's Registration Statement on Form S-4 (Registration No. 333-85919), which is incorporated by reference herein. The terms of the SkyTel Merger were determined in accordance with the SkyTel Merger Agreement and were established through arm's length negotiations between MCI WorldCom and SkyTel.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     See Item 1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     See Exhibit Index
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 7, 1999



                                                     SKYTEL COMMUNICATIONS, INC.


                                                     By: /s/ CHARLES T. CANNADA
                                                        ------------------------
                                                             Charles T. Cannada
                                                             Assistant Secretary
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                                 EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------
2.1                        Agreement and Plan of Merger by and among MCI WorldCom,
                           Empire Merger Inc. and SkyTel dated as of May 28, 1999
                           (filed as Annex A to the Proxy Statement/Prospectus dated
                           August 26, 1999 included in MCI WorldCom's Registration
                           Statement on Form S-4, Registration No. 333-85919 and
                           incorporated herein by reference.)*

99.1                       Press Release dated October 1, 1999

99.2                       Proxy Statement/Prospectus dated August 26, 1999 filed in
                           connection with MCI WorldCom's Registration Statement on
                           Form S-4 (No. 333-85919) and incorporated herein by reference.


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*  The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.